Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant                                      [X]

Filed by a Party other than the Registrant           [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement                       [  ]        Confidential, for Use of the Commission

[  ]  Definitive Proxy Statement                                     Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

FRANKLIN REAL ESTATE SECURITIES TRUST

_________________________________________________________________

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Franklin Templeton 300 S.E. 2nd Street Fort Lauderdale, Florida 33301 tel (800) 632-2301 franklintempleton.com

October 16, 2020

Dear Valued Shareholder:

As a shareholder of Franklin Real Estate Securities Fund, we mailed important proxy voting material to you requesting your vote on four important proposals. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposals as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card
•	Phone: Call (800) 628-8538 Ext. 12. You can speak to a live operator if you need assistance
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you not only ensure your shares are represented, we won’t contact you further relating to this issue.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on November 12, 2020. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/RealEstateSecurities.pdf

If you have any questions about these proposals, you may contact your financial advisor or AST Fund Solutions at (800) 628-8538 Ext 12.

Sincerely,

Lori A. Weber

Vice President and Co-Secretary

Franklin Real Estate Securities Fund

Enclosure

R1-RESF-O

Franklin Templeton 300 S.E. 2nd Street Fort Lauderdale, Florida 33301 tel (800) 632-2301 franklintempleton.com

October 16, 2020

Dear Valued Shareholder:

As a shareholder of Franklin Real Estate Securities Fund, we mailed important proxy voting material to you requesting your vote on four important proposals. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposals as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast.

You can vote your proxy using one of the options below:

•	Online: Visit the website indicated on the proxy card
•	Phone: Call (800) 628-8538. You can speak to a live operator if you need assistance
•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you not only ensure your shares are represented, we won’t contact you further relating to this issue.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on November 12, 2020. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Franklin/docs/RealEstateSecurities.pdf

If you have any questions about these proposals, you may contact your financial advisor or AST Fund Solutions at (800) 628-8538.

Sincerely,

Lori A. Weber

Vice President and Co-Secretary

Franklin Real Estate Securities Fund

Enclosure

R1-RESF-N